===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             -----------------------



                                   FORM 8-K/A


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                             -----------------------


                                 APRIL 17, 1998
               (Date of Report (Date of Earliest Event Reported))



                            CHATEAU COMMUNITIES, INC.
             (Exact Name of Registrant as Specified in Its Charter)



               MARYLAND                               001-12496                             38-3132038
     (State or Other Jurisdiction                    (Commission                          (IRS Employer
           of Incorporation)                         File Number)                     Identification Number)



               6430 SO. QUEBEC STREET, ENGLEWOOD, COLORADO                                  80111
                (Address of Principal Executive Offices)                                  (Zip Code)



                                 (303) 741-3707
              (Registrant's Telephone Number, Including Area Code)


===============================================================================

         In the Form 10-K for Chateau Communities, Inc. (the "Company") for the year ended December 31, 1997 and in the Company's Form 8-K dated April 20, 1998, the Company respectively announced the acquisition of two portfolios of manufactured housing communities, the Tuff's Portfolio (consisting of six properties, one in Michigan and five in Indiana), and the Williams Portfolio (consisting of 12 properties, ten in Michigan and two in North Carolina). Set forth below are certain financial statements relating to each Portfolio and pro forma financial information for the Company:

Item 7:  Financial Statements, Pro Forma Financial Information and Exhibits


         (a)      Financial Statements:

                  The Audited Combined Statement of Revenues and Certain Expenses of Arbor Village, Canterbury, Huron, Sun Valley, Millbrook, Pinewood, Springbrook, Swan Creek, Yankee Springs, Autumn Forest and Woodlake for the year ended December 31, 1997.

                  The Audited Combined Historical Summary of Revenues and Direct Operating Expenses of Sherwood, Oak Ridge Estates, Forest Creek, Three Oaks, Highlands and FountainVue for the year ended December 31, 1997.

         (b)      Pro Forma Financial Information:

                  Pro Forma Condensed Statements of Income of the Company for the three months ended March 31, 1998 and for the year ended December 31, 1997.

                  Pro Forma Condensed Balance Sheet of the Company as of March 31, 1998.

         (c)      Exhibits:

                  23.1 Consent of Coopers & Lybrand L.L.P.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 30, 1998                        CHATEAU COMMUNITIES, INC.



                                            By: /s/Tamara D. Fischer
                                                ------------------------
                                                 Tamara D. Fischer
                                                 Chief Financial Officer

                       ARBOR VILLAGE, CANTERBURY ESTATES,
                           HURON ESTATES, SUN VALLEY,
                        MILLBROOK MANOR, PINEWOOD CREEK,
                         SPRINGBROOK MANOR, SWAN CREEK,
                     YANKEE SPRINGS MEADOWS, AUTUMN FOREST,
                      WOODLAKE AND VALLEY VISTA PROPERTIES
                              (WILLIAMS PORTFOLIO)
                    REPORT ON AUDIT OF THE COMBINED STATEMENT
                        OF REVENUES AND CERTAIN EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 1997

ARBOR VILLAGE, CANTERBURY ESTATES, HURON ESTATES, SUN VALLEY, MILLBROOK MANOR, PINEWOOD CREEK, SPRINGBROOK MANOR, SWAN CREEK, YANKEE SPRINGS MEADOWS, AUTUMN FOREST, WOODLAKE AND VALLEY VISTA PROPERTIES
(WILLIAMS PORTFOLIO)
CONTENTS


                                                                                                            PAGES
Financial Statements
         Report of Independent Accountants   .............................................................    1

         Combined Statement of Revenues and Certain Expenses   ...........................................    2

         Notes to Combined Statement of Revenues and Certain Expenses   ..................................    3

REPORT OF INDEPENDENT ACCOUNTANTS


To the Partners of CP Limited Partnership:

We have audited the accompanying combined statement of revenues and certain expenses of Arbor Village, Canterbury Estates, Huron Estates, Sun Valley, Millbrook Manor, Pinewood Creek, Springbrook Manor, Swan Creek, Yankee Springs Meadows, Autumn Forest, Woodlake and Valley Vista properties (Williams Portfolio) for the year ended December 31, 1997. This financial statement is the responsibility of the management of the properties. Our responsibility is to express an opinion on this statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the combined statement of revenues and certain expenses. We believe our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenues and certain expenses was prepared for the purpose of complying with certain rules and regulations of the Securities and Exchange Commission (for the inclusion in a Form 8-K filing of CP Limited Partnership and Chateau Communities, Inc.) as described in Note 2 and is not intended to be a complete presentation of the combined revenues and expenses of Arbor Village, Canterbury Estates, Huron Estates, Sun Valley, Millbrook Manor, Pinewood Creek, Springbrook Manor, Swan Creek, Yankee Springs Meadows, Autumn Forest, Woodlake and Valley Vista properties.

In our opinion, the combined statement of revenues and certain expenses for the year ended December 31, 1997 presents fairly, in all material aspects, the combined revenues and certain expenses of Arbor Village, Canterbury Estates, Huron Estates, Sun Valley, Millbrook Manor, Pinewood Creek, Springbrook Manor, Swan Creek, Yankee Springs Meadows, Autumn Forest, Woodlake and Valley Vista properties for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                             /s/ Coopers & Lybrand L.L.P.

Detroit, Michigan
May 8, 1998

ARBOR VILLAGE, CANTERBURY ESTATES, HURON ESTATES, SUN VALLEY, MILLBROOK MANOR, PINEWOOD CREEK, SPRINGBROOK MANOR, SWAN CREEK, YANKEE SPRINGS MEADOWS, AUTUMN FOREST, WOODLAKE AND VALLEY VISTA PROPERTIES
(WILLIAMS PORTFOLIO)
COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES
For the year ended December 31, 1997




Revenues:
     Rental income                                              $7,690,000
     Other income                                                  277,000
                                                                ----------

                                                                 7,967,000

Certain expenses:
     Property, operating and maintenance                         1,860,000
     Utilities                                                     687,000
     Real estate taxes                                             524,000
                                                                ----------


                                                                 3,071,000
                                                                ----------

     Revenues in excess of certain expenses                     $4,896,000
                                                                ==========





The accompanying notes are an integral part of this financial statement.

ARBOR VILLAGE, CANTERBURY ESTATES, HURON ESTATES, SUN VALLEY, MILLBROOK MANOR, PINEWOOD CREEK, SPRINGBROOK MANOR, SWAN CREEK, YANKEE SPRINGS MEADOWS, AUTUMN FOREST, WOODLAKE AND VALLEY VISTA PROPERTIES
(WILLIAMS PORTFOLIO)
NOTES TO COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES


1.       BUSINESS

         The Combined Statement of Revenues and Certain Expenses includes the operations of Arbor Village, Canterbury Estates, Huron Estates, Sun Valley, Millbrook Manor, Pinewood Creek, Springbrook Manor, Swan Creek, Yankee Springs Meadows, Autumn Forest, Woodlake and Valley Vista properties ("The Properties" or the "Williams Portfolio"). The Properties consist of twelve manufactured home community properties located in Michigan and North Carolina. These properties were transferred to CP Limited Partnership on various dates in April 1998 except for Valley Vista which is expected to transfer in early June 1998.

                                                                              Number of
                          Property Name                                       Home Sites
                          -------------                                       ----------
                Arbor Village,  Parma, MI                                         267
                Canterbury Estates,  Iona, MI                                     209
                Huron Estates,  Iverness, MI                                      111
                Sun Valley,  Jackson, MI                                          220
                Millbrook Manor,  Mt. Pleasant, MI                                305
                Pinewood Creek,  Richmond, MI                                     380
                Springbrook Manor,  Romeo, MI                                     394
                Swan Creek,  Ypsilanti, MI                                        294
                Yankee Springs Meadows,  Berrian Springs, MI                      284
                Autumn Forest,  Greensboro, NC                                    306
                Woodlake,  Greensboro, NC                                         315
                Valley Vista, Lowell, MI                                          137

ARBOR VILLAGE, CANTERBURY ESTATES, HURON ESTATES, SUN VALLEY, MILLBROOK MANOR, PINEWOOD CREEK, SPRINGBROOK MANOR, SWAN CREEK, YANKEE SPRINGS MEADOWS, AUTUMN FOREST, WOODLAKE AND VALLEY VISTA PROPERTIES
(WILLIAMS PORTFOLIO)
NOTES TO COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES (CONTINUED)


2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         BASIS OF PRESENTATION

         The accounts of each property are combined in the statement of revenues and certain expenses. The financial statement is not representative of the actual operations for the year presented as certain expenses that may not be comparable to the expenses expected to be incurred in the future operations of the acquired properties have been excluded in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Expenses excluded consist of interest, depreciation, amortization, and other costs not directly related to the future operations of the properties.

         REVENUE AND EXPENSE RECOGNITION

         Rental income and expenses have been recognized on the cash basis of accounting. The amount of rental revenue and operating expenses recognized under the cash basis of accounting approximates the amount that would have been recognized under generally accepted accounting principles.

         ESTIMATES

         The preparation of financial statements requires management to make estimates and assumptions. Actual results could differ from estimates.

                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors of
Chateau Communities, Inc.:

We have audited the accompanying Combined Historical Summary of Revenues and Direct Operating Expenses (the "Combined Historical Summary") of Sherwood, Oak Ridge Estates, Forest Creek, Three Oaks, Highlands and FountainVue (the "Properties") for the year ended December 31, 1997. The Combined Historical Summary is the responsibility of the Properties' owner. Our responsibility is to express an opinion on the Combined Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Combined Historical Summary is free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the Combined Historical Summary. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Combined Historical Summary. We believe our audit provides a reasonable basis for our opinion.

The accompanying Combined Historical Summary was prepared for the purpose of complying with rules and regulations of the Securities and Exchange Commission, as described in Note A, and is not intended to be a complete presentation of the Properties' revenues and expenses and may not be comparable to results from proposed future operations of the Properties.

In our opinion, the Combined Historical Summary referred to above presents fairly, in all material respects, the revenues and direct operating expenses, described in Note A, of Sherwood, Oak Ridge Estates, Forest Creek, Three Oaks, Highlands and FountainVue for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                             /s/ Coopers & Lybrand L.L.P.

South Bend, Indiana
April 22, 1998

COMBINED HISTORICAL SUMMARY OF REVENUES AND
DIRECT OPERATING EXPENSES
for the year ended December 31, 1997

Revenues:
    Rental income                                                                               $      3,872,191

    Other                                                                                                 46,817
                                                                                                ----------------

         Total revenues                                                                                3,919,008
                                                                                                ----------------

Direct operating expenses:
    On-site management                                                                                   782,426

    Real estate taxes                                                                                    361,509

    Utilities                                                                                            358,827

    Repairs and maintenance                                                                              258,443

    Other                                                                                                 18,872
                                                                                                ----------------

         Total direct operating expenses                                                               1,780,077
                                                                                                ----------------

         Revenues in excess of direct operating expenses                                        $      2,138,931
                                                                                                ================

SHERWOOD, OAK RIDGE ESTATES, FOREST CREEK, THREE OAKS, HIGHLANDS AND FOUNTAINVUE PROPERTIES


      The accompanying notes are a part of the combined historical summary.

NOTE TO COMBINED HISTORICAL SUMMARY OF REVENUES AND DIRECT
OPERATING EXPENSES

A.     PROPERTY AND BASIS OF ACCOUNTING.

       The accompanying Combined Historical Summary of Revenues and Direct Operating Ex- penses has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and relates to the operations of Sherwood, Oak Ridge Estates, Forest Creek, Three Oaks, Highlands and FountainVue (the "Properties").

       The Properties operate six manufactured housing communities located in:

                        Sherwood                   Hartford City, Indiana
                        Oak Ridge Estates          Elkhart, Indiana
                        Forest Creek               Elkhart, Indiana
                        Three Oaks                 Goshen, Indiana
                        Highlands                  Mt. Morris, Michigan
                        FountainVue                LaFontaine, Indiana

       The Properties also operate mini-storage facilities at the Forest Creek and Oak Ridge Estates communities.

       In accordance with Rule 3-14, direct operating expenses are presented exclusive of depreci- ation, interest, management fees, and income taxes.

       Rental income attributable to residential leases is recorded when due from tenants.


B.     RELATED PARTY TRANSACTIONS.

       The direct operating expenses (on-site management and repairs and maintenance) for the year ended December 31, 1997 include certain amounts paid to a related party. The Proper- ties are held by four limited liability partnerships and a corporation and are related through common ownership by the general partner of the partnerships and the principal stockholder to a related entity. Amounts paid by the Properties to the related entity for park management, maintenance and other services aggregated $295,614 for the year ended December 31, 1997.

                            CHATEAU COMMUNITIES, INC.
                    Pro Forma Condensed Statements of Income
                    For the Three Months Ended March 31, 1998
                      and the Year Ended December 31, 1997

The following unaudited pro forma condensed statements of income have been presented as if the acquisitions of the Tuffs and Williams portfolios and the related financing had been completed as of January 1, 1997. The unaudited pro forma condensed statements of income and related notes should be read in conjunction with Chateau Communities, Inc.'s (the "Company") audited financial statements which are included in the Company's Annual Report on Form 10-K as filed with the Securities and Exchange Commission (the "Commission"). The unaudited pro forma condensed statements of income are not necessarily indicative of what actual results of operations of the Company would have been nor does it represent the results of operations of the Company for future periods.


                                                            For the Three Months Ended March 31, 1998
                                            ---------------------------------------------------------------------------

                                                              Tuffs     Williams     Pro Forma
                                             Historical    Acquisition  Acquisition  Adjustments          Pro Forma
                                            ---------------------------------------------------------------------------
                                              (Note 1)      (Note 2)      (Note 2)      (Note 3)
                                                                       Dollars In thousands
Revenues:
  Rental income                                   $39,093          $601       $2,266              -            $41,960
  Management, interest and other income             1,112            55          102                             1,269
                                            ---------------------------------------------------------------------------
                                                   40,205           656        2,368              -             43,229
Expenses:
  Property operating and maintenance               11,076           240          683              -             11,999
  Real estate taxes                                 2,955            60           14              -              3,029
  Depreciation and amortization                     9,109             -                       1,119 a           10,228
  Administrative                                    2,150             -                          37 b            2,187
  Interest and related amortization                 7,546             -                         328 c            7,874
                                            ---------------------------------------------------------------------------
                                                   32,836           300          697          1,484             35,317
                                            ---------------------------------------------------------------------------

   Income before Minority Interest                  7,369           356        1,671        (1,484)              7,912
                                            ---------------------------------------------------------------------------

Less income allocated to Minority Interests:

  Preferred OP Units                                                                                               908
  Common OP Units                                     779                                       908  d             841
                                            --------------                                  ---------------------------


Net income available to common shareholders         6,590                                                        6,163
                                            ==============                                              ===============


Basic earnings per common share                     $0.25                                                        $0.23
                                            ==============                                              ===============

Diluted earnings per common share                   $0.25                                                        $0.23
                                            ==============                                              ===============

Weighted average common shares outstanding         26,370                                       519             26,889
                                            ==============                           ===============    ===============
Weighted average common shares and OP
Units outstanding                                  29,486                                     1,070 e           30,556
                                            ===========================================================================


          The accompanying notes are an integral part of the pro forma condensed financial statements.

                                                                For the Year Ended December 31, 1997
                                              -------------------------------------------------------------------------

                                                                Tuffs       Williams        Pro Forma
                                               Historical    Acquisition   Acquisition     Adjustments       Pro Forma
                                              -------------------------------------------------------------------------
                                                (Note 1)      (Note 2)      (Note 2)        (Note 3)
                                                                        Dollars In thousands
Revenues:
  Rental income                                    $134,801       $3,872       $7,690               -         $146,363
  Management, interest and other income               3,368           47          277                            3,692
                                              -------------------------------------------------------------------------
                                                    138,169        3,919        7,967               -          150,055
Expenses:
  Property operating and maintenance                 39,146        1,418        2,547                           43,111
  Real estate taxes                                   9,946          362          524               -           10,832
  Depreciation and amortization                      31,510                                     4,987 a         36,497
  Administrative                                      6,961                                       200 b          7,161
  Interest and related amortization                  25,918                                     1,463 c         27,381
                                              -------------------------------------------------------------------------
                                                    113,481        1,780        3,071           6,650          124,982
                                              -------------------------------------------------------------------------

   Income before Minority Interest                   24,688        2,139        4,896         (6,650)           25,073
                                              -------------------------------------------------------------------------

Less income allocated to Minority Interest:

  Preferred OP Units                                                                            3,632 d          3,632
  Common OP Units                                     2,986                                                      2,867
                                              --------------                                            ---------------


Net income available to common shareholders      21,702                                                         18,574
                                              ==============                                            ===============


Basic earnings per common share                       $0.92                                                      $0.75
                                              ==============                                            ===============

Diluted earnings per common share                     $0.91                                                      $0.75
                                              ==============                                            ===============

Weighted average common shares outstanding           23,688                                       994           24,682
                                              ==============                          ================  ===============

Weighted average common shares and OP Units
outstanding                                          26,947                                     1,545 e         28,492
                                              =========================================================================

                            CHATEAU COMMUNITIES, INC.
                        Pro Forma Condensed Balance Sheet
                              as of March 31, 1998

The following unaudited pro forma condensed balance sheet has been presented as if the acquisition of the Williams portfolio and the related financing had been completed on March 31, 1998. The unaudited pro forma condensed balance sheet should be read in conjunction with the Company's audited financial statements which are included in the Company's Annual Report on Form 10-K as filed with the Commission. The unaudited pro forma condensed balance sheet is not necessarily indicative of what the actual financial position of the Company would have been nor does it represent the future financial position of the Company.

                                                             HISTORICAL          WILLIAMS
                                                           MARCH 31, 1998      ACQUISITION                            PRO FORMA
                                                          -----------------   ---------------                      ----------------
                                                              (Note 1)           (Note 4)
                                                           (in thousands)
                        ASSETS

Rental Property
     Land                                                       $124,657            $10,251                              $134,908
     Land and improvements for expansion sites                    16,999                                                 16,999
     Depreciable property                                        790,106             69,119                               859,225
                                                        -----------------    ---------------                      ----------------
                                                                 931,762             79,370                             1,011,132
           Less accumulated depreciation                         121,302                                                121,302
                                                        -----------------    ---------------                      ----------------

          Net rental property                                    810,460             79,370                               889,830

Cash and cash equivalents                                            441                                                      441
Receivables                                                        2,857                                                    2,857
Notes receivable                                                   8,124                                                    8,124
Investment in and advances to affiliates                          33,575                                                   33,575
Prepaid expenses and other assets                                 10,799                                                   10,799
                                                        -----------------    ---------------                      ----------------

          Total assets                                          $866,256            $79,370                              $945,626
                                                        =================    ===============                      ================

                     LIABILITIES

Debt                                                            $409,552            $17,376                              $426,928
Accounts payable and accrued expenses                             19,896                                                   19,896
Tenants' security deposits and rents received in
  advance                                                          7,554                                                    7,554
Accrued distributions                                             13,858                                                   13,858
                                                        -----------------    ---------------                      ----------------

          Total liabilities                                      450,860             17,376                               468,236

Minority Interests                                                42,820             61,994                               104,814

                 SHAREHOLDER'S EQUITY

Preferred stock, $.01 par value, 2 million shares
     Authorized; no shares issued or outstanding
Common stock; $.01 par value, 90 million shares
     authorized 27,339,225 and 25, 476,172 shares
     issued and outstanding
     At March 31, 1998 and pro forma                                 274                                                      274
Additional paid-in capital                                       412,214                                                  412,214
Dividends in excess of accumulated earnings                      (39,024)                                                 (39,024)
Notes receivable from officers, 49,507 shares                       (888)                                                    (888)
                                                        -----------------                                         ----------------
                 Total shareholder's Equity                      372,576                                                  372,576
                                                        -----------------                                         ----------------
                     Total Liabilities and
                         shareholders' equity                   $866,256            $79,370                              $896,016
                                                        =================    ===============                      ================

             The accompanying notes are an integral part of the pro
                          forma financial statements.

                            CHATEAU COMMUNITIES, INC.
                NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS



1.   HISTORICAL FINANCIAL STATEMENTS:

     The historical financial statements, which are included in the Company's Quarterly Report on Form 10-Q and its Annual Report on Form 10-K as filed with the Commission, include the accounts of the Company and its consolidated subsidiaries for the three months ended March 31, 1998 and the year ended December 31, 1997.

2.   ACQUISITIONS - STATEMENTS OF INCOME:

     The revenues and expenses of the Tuffs Acquisition and the Williams Acquisition included in the Company's condensed pro forma financial statements for the three months ended March 31, 1998 and the year ended December 31, 1997 reflect historical results for the six communities in the Tuff portfolio and the 12 communities in the Williams portfolio for the period from January 1, 1997 to the date of acquisition.

3.   PRO FORMA ADJUSTMENTS - STATEMENTS OF INCOME:

     The pro forma adjustments for the Pro Forma Condensed Statements of Income are as follows:


                                                                Three Months              Year
                                                                    Ended                Ended
                                                                  March 31,            December 31,
                                                                     1998                 1997
                                                                -------------         -------------

a.   Depreciation of acquired properties based
     on an average 20 year useful life                              $1,119                $4,987


b.   This amount represents an increase in
     administrative expense.                                        $   37                $  200


c.   Interest on $19.5 million of mortgage indebtedness
     incurred, at a weighted average rate of 7.4 percent
     for the period from January 1, 1997 to the date of
     acquisition                                                    $  328                $1,463


d.   Adjustment for declared distributions on $44.7 million
     in preferred Shares at a rate of 8.125 percent for the
     period from January 1, 1997 to the date of acquisition.        $  908                $3,632


                            CHATEAU COMMUNITIES, INC.
                NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS


e.   Represents an adjustment for the issuance of
     common and a preferred interest in CP Limited
     Partnership shares to finance the acquisition for
     the period from January 1, 1997 to the actual
     date of issuance.                                               1,070                 1,545






4.   ACQUISITIONS - BALANCE SHEET:

     Amounts presented reflect the acquisition of the 12 communities in the Williams portfolio, which occurred in April 1998. The acquisition was initially financed with the assumption of $12.5 million of mortgage indebtedness, a borrowing of $44.7 million on the Company's line of credit and the issuance of approximately 551,000 of common shares. On April 20, 1998, the Company, through its Operating Partnership, issued $75 million of preferred OP units and used $44.7 million of the proceeds to repay the borrowings outstanding under its line of credit.